AeroTurbine Restructuring	12 Months Ended
Dec. 31, 2016
AeroTurbine Restructuring [Abstract]
AeroTurbine Restructuring

26.  AeroTurbine restructuring

At the end of 2015, we made the decision to restructure and downsize the AeroTurbine business. Since we made this decision, AeroTurbine has been actively reducing its debt and total assets by disposing of engines from its engine leasing portfolio as well as parts from its inventory. In February 2017, the AeroTurbine revolving credit facility was fully repaid and terminated.

In connection with the downsizing, during the year ended December 31, 2015, we performed recoverability assessments of AeroTurbine’s long-lived assets. These recoverability assessments indicated that the book value of certain AeroTurbine intangible assets and leased engines were no longer supported by their future expected cash flows. The resulting impairment was measured as the excess of the carrying amount of each asset over its fair value. Fair value was estimated based on the present value of future cash flows expected to be generated from the asset, including its expected residual value, discounted at a rate commensurate with the associated risk. During the year ended December 31, 2015, we also recognized a lower of cost or market adjustment of $38.7 million related to AeroTurbine’s parts inventory. Please refer to Note 23—Other income.

During 2016, AeroTurbine entered into a letter of intent to sell its storage and maintenance facility located in Goodyear, Arizona, which resulted in a write-down of assets and associated intangible assets. In January 2017, AeroTurbine completed the sale of its Goodyear operations. In March 2017, AeroTurbine executed an amendment to the existing lease agreement for its facility in Florida. Pursuant to the amendment, the square footage of the leased premises was reduced from approximately 264,000 square feet to approximately 64,000 square feet.

During 2016, we also completed a review of AeroTurbine’s engine leasing portfolio and identified specific engines for longer-term use and support of AerCap’s core aircraft leasing business, as well as the specific engines to be sold by AeroTurbine to third parties. As a result, we recognized impairments related primarily to older, out-of-production engines.

The sale of the Goodyear operations and the engine portfolio review, together, triggered our decision in the second half of 2016, to accelerate the final phase of the AeroTurbine downsizing. We performed a review of AeroTurbine’s parts inventory, and recognized a lower of cost or market adjustment of $36.0 million based on current available market information. Please refer to Note 23—Other income. The lower of cost or market adjustment related primarily to older, out-of-production assets, and also reflected our decision to accelerate the downsizing of AeroTurbine generally, including ascribing a discount to reflect the expected cost of potential consignment transactions for the remaining inventory.

We recorded the following charges in transaction, integration and restructuring related expenses in our Consolidated Income Statements during the years ended December 31, 2016 and 2015.

	Year Ended December 31,
	2016	2015
Leased engines impairment	$15,392	$22,402
Severance expenses	19,801	2,072
Tradename and other intangible assets impairment	14,868	24,837
Write-down of fixed assets and consumable inventory	3,328	—
	$53,389	$49,311

In addition to the charges described above, during the years ended December 31, 2016 and 2015, AeroTurbine incurred other operating losses of $33.9 million and other operating income of $14.0 million, respectively, bringing AeroTurbine’s total pre-tax loss to $123.3 million and $74.0 million, respectively.